Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT1-1223
1.9867676.108
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.0%
Interactive Media & Services - 11.2%
Alphabet, Inc. Class A (a)	6,379,405	791,556,572
Meta Platforms, Inc. Class A (a)	2,031,763	612,109,239
		1,403,665,811
Media - 0.8%
The Trade Desk, Inc. (a)	1,341,914	95,222,217
TOTAL COMMUNICATION SERVICES		1,498,888,028
CONSUMER DISCRETIONARY - 4.9%
Hotels, Restaurants & Leisure - 2.5%
Booking Holdings, Inc. (a)	83,157	231,971,441
Yum! Brands, Inc.	612,984	74,085,246
		306,056,687
Household Durables - 0.6%
Garmin Ltd.	339,408	34,799,502
NVR, Inc. (a)	7,041	38,110,257
		72,909,759
Specialty Retail - 1.8%
AutoZone, Inc. (a)	40,687	100,786,988
O'Reilly Automotive, Inc. (a)	136,473	126,979,938
		227,766,926
TOTAL CONSUMER DISCRETIONARY		606,733,372
CONSUMER STAPLES - 6.4%
Beverages - 3.6%
The Coca-Cola Co.	7,929,283	447,925,197
Food Products - 0.4%
The Hershey Co.	310,697	58,209,083
Household Products - 1.1%
Colgate-Palmolive Co.	1,869,987	140,473,423
Tobacco - 1.3%
Altria Group, Inc.	3,954,179	158,839,370
TOTAL CONSUMER STAPLES		805,447,073
ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
EOG Resources, Inc.	1,305,449	164,812,936
Texas Pacific Land Corp.	12,897	23,807,217
		188,620,153
FINANCIALS - 9.5%
Banks - 0.3%
First Citizens Bancshares, Inc.	25,582	35,322,091
Capital Markets - 1.2%
Ameriprise Financial, Inc.	235,507	74,083,437
FactSet Research Systems, Inc.	85,618	36,977,558
LPL Financial	173,652	38,988,347
		150,049,342
Financial Services - 7.8%
MasterCard, Inc. Class A	1,240,866	466,999,919
Visa, Inc. Class A	2,157,114	507,137,501
		974,137,420
Insurance - 0.2%
Kinsale Capital Group, Inc.	49,885	16,657,100
RLI Corp.	87,010	11,593,212
		28,250,312
TOTAL FINANCIALS		1,187,759,165
HEALTH CARE - 17.5%
Biotechnology - 9.3%
AbbVie, Inc.	3,286,237	463,950,940
Amgen, Inc.	1,187,762	303,710,743
Regeneron Pharmaceuticals, Inc. (a)	241,323	188,205,394
Vertex Pharmaceuticals, Inc. (a)	578,496	209,479,187
		1,165,346,264
Health Care Equipment & Supplies - 1.3%
Edwards Lifesciences Corp. (a)	1,350,622	86,061,634
IDEXX Laboratories, Inc. (a)	182,679	72,974,780
		159,036,414
Health Care Technology - 0.5%
Veeva Systems, Inc. Class A (a)(b)	329,247	63,449,189
Life Sciences Tools & Services - 2.2%
Danaher Corp.	1,117,666	214,614,225
Medpace Holdings, Inc. (a)	51,271	12,441,934
Mettler-Toledo International, Inc. (a)	46,507	45,818,696
		272,874,855
Pharmaceuticals - 4.2%
Merck & Co., Inc.	3,478,928	357,285,906
Zoetis, Inc. Class A	1,020,926	160,285,382
		517,571,288
TOTAL HEALTH CARE		2,178,278,010
INDUSTRIALS - 8.0%
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	332,463	36,321,583
Commercial Services & Supplies - 1.0%
Cintas Corp.	197,195	100,001,528
Veralto Corp.	355,340	24,518,460
		124,519,988
Ground Transportation - 0.1%
Landstar System, Inc.	72,871	12,007,683
Machinery - 2.0%
Allison Transmission Holdings, Inc.	156,569	7,894,209
Illinois Tool Works, Inc.	626,920	140,505,310
Otis Worldwide Corp.	928,758	71,709,405
Snap-On, Inc.	108,640	28,022,602
		248,131,526
Professional Services - 3.3%
Automatic Data Processing, Inc.	945,188	206,258,925
Paychex, Inc.	721,876	80,164,330
Paycom Software, Inc.	99,481	24,369,861
Paylocity Holding Corp. (a)	82,673	14,831,536
Robert Half, Inc.	205,968	15,400,227
Verisk Analytics, Inc.	331,047	75,266,846
		416,291,725
Trading Companies & Distributors - 1.3%
Fastenal Co.	1,283,915	74,903,601
MSC Industrial Direct Co., Inc. Class A	78,326	7,421,389
W.W. Grainger, Inc.	102,392	74,728,753
		157,053,743
TOTAL INDUSTRIALS		994,326,248
INFORMATION TECHNOLOGY - 38.1%
IT Services - 0.3%
VeriSign, Inc. (a)	203,983	40,727,246
Semiconductors & Semiconductor Equipment - 8.8%
Applied Materials, Inc.	1,892,954	250,532,462
Broadcom, Inc.	587,331	494,162,683
KLA Corp.	304,985	143,251,455
Lam Research Corp.	299,551	176,201,889
Lattice Semiconductor Corp. (a)	290,152	16,135,353
Texas Instruments, Inc.	153,613	21,814,582
		1,102,098,424
Software - 19.3%
Adobe, Inc. (a)	891,016	474,073,973
ANSYS, Inc. (a)	198,499	55,234,332
Autodesk, Inc. (a)	480,965	95,053,113
Cadence Design Systems, Inc. (a)	623,956	149,655,847
Check Point Software Technologies Ltd. (a)	235,755	31,650,109
Dolby Laboratories, Inc. Class A	135,441	10,962,595
Fair Isaac Corp. (a)	57,036	48,245,041
Fortinet, Inc. (a)	1,475,320	84,344,044
Manhattan Associates, Inc. (a)	148,943	29,040,906
Microsoft Corp.	3,528,720	1,193,095,523
Qualys, Inc. (a)	72,018	11,015,153
Synopsys, Inc. (a)	348,794	163,737,855
VMware, Inc. Class A (a)	445,172	64,839,302
		2,410,947,793
Technology Hardware, Storage & Peripherals - 9.7%
Apple, Inc.	6,732,520	1,149,712,440
NetApp, Inc.	765,506	55,713,527
		1,205,425,967
TOTAL INFORMATION TECHNOLOGY		4,759,199,430
MATERIALS - 0.3%
Chemicals - 0.3%
CF Industries Holdings, Inc.	419,587	33,474,651
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
Iron Mountain, Inc.	618,784	36,551,571
Public Storage	362,420	86,513,278
Simon Property Group, Inc.	709,266	77,941,241
		201,006,090
TOTAL COMMON STOCKS (Cost $9,710,530,257)		12,453,732,220

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (d) (Cost $1,966,750)	2,000,000	1,966,634

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.87% (e)	13,203,583	13,206,223
Fidelity Securities Lending Cash Central Fund 3.62% (e)(f)	7,491,201	7,491,950
TOTAL MONEY MARKET FUNDS (Cost $20,698,173)		20,698,173

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $9,733,195,180)	12,476,397,027
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,490,851)
NET ASSETS - 100.0%	12,474,906,176

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	101	Dec 2023	21,271,863	(824,662)	(824,662)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,184,897.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.87%	26,917,616	478,994,790	492,706,183	391,366	-	-	13,206,223	0.0%
Fidelity Securities Lending Cash Central Fund 3.62%	24,275,950	102,236,092	119,020,092	4,048	-	-	7,491,950	0.0%
Total	51,193,566	581,230,882	611,726,275	395,414	-	-	20,698,173

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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